FLOOR DECOR, INC.
                           (hereafter, the "Company")

                             SUBSCRIPTION AGREEMENT
                                Regulation D Form

Name:_____________________________                   (the "Subscriber")
Address:___________________________
Address:___________________________
State of Residence/Incorporation _______
Telephone No. _____________________
Fax No. ___________________________
Tax I.D./ Soc. Sec. #: ________________
Principal Amount of Subscription         _______________ (the "Purchase Price")
Consideration To Be Issued             Shares of Common Stock and Warrant Rights

1.       General.

(1) Subscription. The above named Subscriber hereby subscribes to purchase the shares of Common Stock of the Company (the "Shares") together with warrant rights (the "Warrants") on the terms and subject to the conditions set forth in this Subscription Agreement, and subject to the terms and conditions of the Warrant Agreement attached hereto as Schedule 1 (the "Warrant Agreement").

(2) Registration Rights. The Common Shares (but not the shares issued pursuant the exercise of the Warrants) are subject to registration rights pursuant to the terms of the Registration Rights Agreement attached hereto as Schedule 2.

(3) Additional Disclosure Documents. Annexed hereto as Schedules 3 and 4 respectively are an Executive Summary of the business and operations of the Company and a discussion of the relevant risk factors associated with investment in the Company pursuant to this Subscription Agreement. In addition, the undersigned subscriber has had full opportunity to make inquiries of the Company and has had the opportunity to examine relevant documentation and information concerning the Company, including without limitation all publicly filed information for the Company which is readily available from applicable public sources such as EDGAR.


2.       Subscription, Shares and Payments.

(1) Payment. The undersigned encloses herewith a check payable to the Company in the full amount of the Purchase Price of the Shares being subscribed for as set forth below.

(2) Price Per Share, Number of Shares. The Price Per Share shall be $0.40 per share. Accordingly, the Subscriber shall receive that number of Shares represented by dividing the total Purchase Price remitted to the Company hereunder by the Price Per Share.

(3) Amount of Warrants. In addition to the Shares subscribed for herein, each Subscriber will also receive an equivalent number of Warrants to purchase additional shares in an equivalent amount, which Warrants shall be governed pursuant to the terms of the Warrant Agreement annexed hereto as Schedule 2.

(4) Acceptance of Subscription. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part, notwithstanding prior receipt by the undersigned of any notice of acceptance of this subscription. The Company shall have no obligation hereunder until it shall execute and deliver to the undersigned an executed copy of this Subscription Agreement executed by the Company along with notice of acceptance. If this subscription is rejected in whole, all funds received from the undersigned will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, deduction, and this Subscription Agreement shall continue in full force and effect to the extent this subscription was accepted and the Purchase Price and the number of Shares shall be adjusted accordingly.

3. Investor's Representations, Warranties and Covenants. The undersigned hereby represents, warrants, acknowledges and covenants to the Company as follows:

(1) The information provided by the undersigned to the Company in this Agreement, or otherwise is true and correct in all respects as of the date hereof;

    The undersigned is an "Accredited Investor" as defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (See Definition provided for hereafter), and the undersigned acknowledges that he or she is capable of evaluating the merits and risks of the investment in the Company;

(2) The undersigned acknowledges that he or she has examined and has had an opportunity to examine before the date hereof all applicable documents and such applicable information concerning the Company, its assets, technology, and its prospects (to the extent such documents and information are relevant to this transaction and readily available), including without limitation all publicly filed information for the Company which is readily available from applicable public sources such as EDGAR.

(3) Except as set forth in the Memorandum, a copy of which the undersigned acknowledged having received and reviewed, or in this Agreement, no representations or warranties of any kind including, without limitation, the percentage of profit and/or amount of or type of consideration, profit or loss that are to be realized, if any, as a result of this transaction have been made to the undersigned by the Company or any of its agents, employees or affiliates and that in entering into this transaction he or she is not relying upon any representations or information other than those expressly set forth herein;

(4) The undersigned acknowledges that no financial projections, promises or predictions have been made with respect to the operations of the Company.

(5) The undersigned has had an opportunity to ask questions of and receive answers from the Company, or a person or persons authorized to act on their behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned;

(6) The undersigned is presently a bona fide resident of the state set forth above, and the address and Social Security Number or Federal Taxpayer Identification set forth above are the undersigned's true and correct residence and Social Security Number or Federal Taxpayer Identification Number. The undersigned has no present intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business or organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within, such state and that it was not organized for the purpose of acquiring the Shares;

(7) The undersigned understands (i) that the Shares and Warrants have not been registered under the Securities Act in reliance on exemptions therefrom for non-public offerings under Section 4(2) thereof and further understands that the Shares and Warrants have not been approved or disapproved by the Securities Exchange Commission, any state securities administrator or any other federal or state agency, nor has any such administrator or agency passed on the accuracy or adequacy of the offering of such investment opportunities and, (ii) that the Shares and Warrants are subject to the restrictions contained in Regulation D of the Securities Act, and (iii) the Subscriber hereby agrees that hedging transactions with respect to the Shares and Warrants must be conducted in accordance with the Securities Act, including Rule 144;

(8) The undersigned (i) has adequate means of providing for his or her current needs and possible personal contingencies and he has no need and anticipates no need in the foreseeable future for liquidity of his investment herein, and (ii) is able to bear the economic risk of this investment and, consequently, without limiting the generality of the foregoing, he is able to hold his investment for an indefinite period of time and has sufficient net worth to sustain a loss of his entire investment in the event such loss should occur;

(9) Forward-Looking Statements. The undersigned acknowledges that the statements contained in this document and the Private Placement Memorandum of the Company are historical fact and may also contain projections and other "forward-looking statements" including those expressly identified by the use of forward-looking terminology such as "believes," "expects," may, will," "should" or "anticipates," or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The undersigned acknowledges that these forward-looking statements, including discussions of the Company's growth and operating strategies and expectations concerning future operations, margins, revenue, profitability, liquidity and capital resources and other matters contained in any document, or verbal, regarding matters that are not historical facts, are only predictions. No assurance can be given that the future results indicated, whether expressed or implied, will be achieved. While sometimes presented with specificity, these forward-looking statements are based upon a variety of assumptions relating to the business of the Company, which, although considered reasonable, may not be realized. Because of the number and range of the assumptions underlying any and forward looking statements, many of which are subject to significant uncertainties and contingencies that are beyond the reasonable control of the Company, some of the assumptions inevitably will not materialize and unanticipated events and circumstances may occur subsequent to the date hereof. Any forward-looking statements provided to Subscriber are based on current expectations, and the Company has no, nor assumes any, obligation to update this information. Therefore, the actual experience of the Company and results achieved during the period covered by any particular forward-looking statement may differ substantially from those projected. Consequently, the provision of any forward-looking statement should not be regarded as a representation that any of the forward-looking statements contained herein will prove to be accurate, and actual results may vary materially.

(10) The undersigned is making this purchase and acquiring the Shares and Warrants for his or her own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole of in part, and is aware of the following:

     (1) His or her purchase of the Shares and Warrants involves a high degree of risk which may result in the loss of his or her entire investment, and the Subscriber acknowledges that he has reviewed the risk factors disclosed in Schedule 4 to this Memorandum;

     (2) There are substantial restrictions on the transferability of the Shares and the Warrants; no sale of the Shares and Warrants by the undersigned will be allowed during the first twelve (12) months after the purchase unless such sale is made pursuant to or is exempt from registration under the Securities Act and applicable state securities laws; the Shares and Warrants will not be, and the undersigned has no right to require that the Shares and Warrants be registered under the Securities Act or any state securities laws except as expressly provided for herein or in a separate registration rights agreement, if any; and

     (3) The undersigned further acknowledges that except as set forth herein, or in a separate registration rights agreement, if any, neither the Company nor its principals are under any obligation to the undersigned to obtain any exemption from the registration requirements of the Securities Act and that the Shares and Warrants, and any shares issued pursuant to exercise of the Warrants may not be able to be sold by the Subscriber without the express consent of the Company, while the Restrictions are in effect; and (1)

     (4) The undersigned shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred for legal, accounting or transfer services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

         THE FOREGOING REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS AND COVENANTS SHALL BE TRUE AND ACCURATE AS OF THE DATE HEREOF AND AS OF THE DATE OF DELIVERY OF THE NOTE TO THE COMPANY AND SHALL SURVIVE SUCH DELIVERY AND THE ACCEPTANCE OF THIS SUBSCRIPTION.

4. Responsibility. The undersigned Subscriber acknowledges that he or she understands the meaning and legal consequences of the representations, warranties, acknowledgments and covenants in paragraph 3 hereof and acknowledges that the Company relied and will rely thereon. The undersigned Subscriber hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, partners, controlling persons, agents and employees from and against any and all losses, cost damage or liability (including reasonable attorneys' fees and litigation costs) due to or arising out of a breach of any such representation, warranty, acknowledgment or covenant of the undersigned contained herein.

5. Non-Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned expressly retains and does not hereby or in any other manner waive any rights granted to him or her under federal or state securities laws.

6. Transfer Restrictions.

(1) The undersigned understands and agrees that the following restrictions and limitations (herein referred to as the "Restrictions") are applicable to his purchase and resale, hypothecation or other transfer of his Shares, Warrants and any shares issued pursuant to exercise of the Warrants (and for purposes of this Section 6, the terms "Shares" shall include any shares issued pursuant to the exercise of the Warrants) pursuant to all Federal Securities laws and Regulation D and Regulation S promulgated thereunder and the applicable state securities law:

(2) A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATIONS, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT WITH THE WRITTEN CONSENT OF THE COMPANY, WHICH CONSENT MAY BE WITHHELD IN THE SOLE DISCRETION OF THE COMPANY, AND EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATIONS ARE NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(3) Stop transfer instructions to the transfer agent stopping any transfer of the Shares, of the Shares have been, will or may be placed with respect to the Shares so as to restrict resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (a) above.

(4) The Subscriber understands and acknowledges that (i) the sale or resale of the Shares has not been and is not being registered under the Securities Act or any applicable state or foreign securities laws, and the Shares may not be transferred, offered for sale, sold, delivered after sale, pledged, hypothecated, assigned or otherwise disposed of unless (a) the Shares are sold pursuant to an effective registration statement under the Securities Act, (b) the Investor shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Shares are sold or transferred to an "affiliate" (as defined in Rule 144 (or a successor rule) under the Securities Act ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Shares only in accordance with this Agreement and who is an accredited investor, as that term is defined in Rule 501(a) of Regulation D under the Securities Act, or (d) the Shares are sold pursuant to Rule 144 under the Securities Act; (ii) any sale of such Shares made in reliance on Rule 144 or Regulation S may be made only in accordance with the terms of said Rule and, further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the U.S. Securities and Exchange Commission thereunder; (iii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state or foreign securities laws or to comply with the terms and conditions of any exemption thereunder.

(5) The Subscriber understands and acknowledges that (i) the Shares are deemed to be "restricted securities" as defined in Rule 144 and will continue to be deemed to be "restricted securities" notwithstanding any resale of the Shares or any exemption to the registration requirements of the Securities Act, (ii) it will not engage in hedging transactions involving the Shares otherwise than in compliance with the Securities Act. The Investor understands and acknowledges that until such time as the Shares have been registered pursuant to an effective registration statement under the Securities Act or such legend is removed in accordance with provisions of this Agreement, each certificate or instrument representing Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement)

7. Non-Assignability and Irrevocability. This Subscription is not transferable or assignable by the undersigned Subscriber. The undersigned Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representative, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.       Florida Residents.  (Applicable to Florida residents only.)

                            FOR RESIDENTS OF FLORIDA

                  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE THAT SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: "...WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN THIS STATE, ANY SALE MADE PURSUANT TO THIS SUBSECTION ... SHALL BE VOIDABLE BY THE PURCHASER ... WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT ..." EACH PERSON ENTITLED TO EXERCISE THE RIGHT TO WITHDRAW GRANTED BY
         SECTION 517.061(22)(A)(5) AND WHO WISHES TO EXERCISE SUCH RIGHT MUST WITHIN THREE DAYS AFTER THE TENDER OF HIS PURCHASER PRICE TO THE PLACEMENT AGENT, CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED ON OR PRIOR TO THE AFOREMENTIONED THIRD DAY. IF AN OFFEREE CHOOSES TO WITHDRAW BY LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. AN OFFEREE MAKING AN ORAL REQUEST FOR WITHDRAWAL MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED.

9. Blue Sky Qualification. The right to purchase Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction except pursuant to the RRA, and should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

10. Confidentiality. The undersigned acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The undersigned agrees not to divulge, communicate or disclose, except as may be required by law or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company.

11. Miscellaneous.

(1) Notice. All notices or other communication given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth in the preamble above and to the Company, at 6001 Powerline Road, Ft. Lauderdale, Florida 33309 and notice shall be deemed given five (5) days after mailing in accordance with the requirements hereof.

(2) Florida Law; Jurisdiction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties hereto, expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida and all applicable Federal Securities law. This Agreement shall be construed, and the rights and obligations of the parties hereunder determined, in accordance with and governed by the internal laws of the State of Florida without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Florida to the rights and duties of the parties. Each of the parties hereto hereby agrees that any suit, action or proceeding for the enforcement of this agreement shall be brought only in the state courts of, or federal courts sitting in, the City of Ft. Lauderdale, State of Florida. Each party hereto irrevocably consents to the jurisdiction of such courts and to service of process in any such suit, action or proceeding being made upon such party by registered or certified mail at the address specified herein. Each party hereto hereby waives any objection it may now or hereafter have to the venue of any such suit, action or proceeding or any such court or that such action or proceeding is brought in an inconvenient court.

(3) Entire Agreement. This Agreement and the documents expressly referenced herein, if any, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in writing and executed by all parties.

(4) Counterparts. This Agreement may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

(5) Attorneys' Fees. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated, and including enforcement hereof.

(6) Severability. Each provision of this Agreement shall be considered separable and if for any reason any provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.

(7) Arbitration. Any dispute, controversy or claim arising out of, or in connection with, or relating to this Agreement or any breach or alleged breach thereof, excluding any dispute, controversy or claim relating to liabilities or rights under federal or state securities law relating to the subscription being made hereunder, shall, upon the request of any party involved, be submitted to and settled by arbitration in Boca Raton, Florida, pursuant to the rules for commercial disputes of the American Arbitration Association (or at any other place or under any other form of arbitration mutually acceptable to the parties so involved). Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction, excluding liabilities or rights under federal or state securities laws. The expenses of the arbitration shall be borne equally by the parties to the arbitration, provided that each party shall pay for and bear the cost of its own attorneys, experts, evidence and counsel.

(8) No Waiver. Except as herein provided, this Agreement, including the provisions of this sentence, may be modified or amended only by a writing signed by the Company and the Investor. Compliance with any terms of this Agreement may be waived only by a written instrument signed by the party waiving compliance.


                        Accredited Investor Certification

Initial the following statements that are true and correct:

_____ (i) I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year;

_____ (ii) I am a natural person whose individual net worth (i.e.,total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

_____ (iii) The undersigned is an institutional investor satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act;

_____ (iv) The undersigned is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs;

_____ (v) The undersigned is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares; and

_____    (vi) None of the above apply to the undersigned.


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of ______________, 2002.


(If the purchaser is an INDIVIDUAL state if purchased as JOINT TENANTS, TENANTS IN COMMON or as COMMUNITY PROPERTY:)


                                                  _____________________________
Print Name(s)                                     Print Name(s)

                                                  _____________________________
Signature(s) of Subscriber(s)                     Signature(s) of Subscriber(s)

                                                  _____________________________
Address                                           Address

                                                  _____________________________
Date                                              Date


If the Subscriber is a COMPANY, CORPORATION or TRUST:


                                                  _____________________________
Name of Company,                                  Federal Taxpayer
Corporation or Trust                              Identification Number


Date

By:
   __________________________________________________    _______________________
         Signature                                        State of Organization


By:
   __________________________________________________    _______________________
         Signature                                        State of Organization


Name:
     ________________________________________________    _______________________


Name:
     ________________________________________________    _______________________


Title:
     ________________________________________________    _______________________
                                     Address


Title:
    _________________________________________________   ________________________
                                     Address


                                      SUBSCRIPTION ACCEPTED AND
                                      AGREED this _____ day of _________, 2002.


                                      FLOOR DECOR, INC., a Delaware corporation


                                      By:
                                         --------------------------------------
                                         Alvin J. Nassar, Chairman of the Board



                                   SCHEDULE 1

                              The Warrant Agreement